Cash and cash equivalents	12 Months Ended
Dec. 31, 2025
Cash and cash equivalents [abstract]
Cash and cash equivalents
24. Cash and cash equivalents
The following table presents a breakdown for cash and cash equivalents.

	At December 31,
(€ thousands)	2025	2024
Cash on hand	1,667	2,465
Bank balances	218,454	216,665
Total cash and cash equivalents	220,121	219,130
The Group may be subject to restrictions which limit its ability to use cash. In particular, cash held in China is subject to certain repatriation restrictions and may only be repatriated as dividends or capital distributions, or to repay debt or other liabilities. The Group does not believe that such transfer restrictions have any adverse impacts on its ability to meet liquidity requirements. Cash held in China at December 31, 2025 amounted to €27,668 thousand (€22,105 thousand at December 31, 2024).